Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade’s Strong Asset Gathering Momentum Continues

Net New Client Assets of $10.2 billion, 11% annualized growth rate

Diluted Earnings per Share of $0.27; up 8% from first quarter of fiscal 2011

Average Client Trades per Day of 367,000

OMAHA, Neb., January 17, 2012 – TD Ameritrade Holding Corporation (NASDAQ: AMTD) has released results for the first quarter of fiscal 2012. The Company continued to gather assets at an industry-leading, double-digit growth rate while returning over 90 percent of its earnings to shareholders, demonstrating the resilience of its strategy in the midst of a difficult market environment.

The Company’s results for the quarter ended December 31, 2011 include the following (year-over-year comparisons):(1)

•	Net income of $152 million, or $0.27 per diluted share

•	Net new client assets of $10.2 billion, an annualized growth rate of 11 percent of beginning client assets

•	Average client trades per day of approximately 367,000, essentially flat

•	Net revenues of $653 million, 55 percent of which were asset-based

•	Operating income of $229 million, or 35 percent of net revenues

•	Pre-tax income of $221 million, or 34 percent of net revenues

•	EBITDA(2) of $269 million, or 41 percent of net revenues

•	Record interest rate sensitive assets(3) of $79 billion, an increase of 16 percent

•	Client assets of approximately $406 billion, an increase of 5 percent

“We continue to execute well against our growth strategy in the face of a difficult market environment,” said Fred Tomczyk, president and chief executive officer. “Maintaining our industry-leading growth rate, we gathered $10.2 billion in net new client assets, an annualized growth rate of 11 percent. We remain focused on maintaining this organic growth momentum, keeping our expenses in check and using our strong balance sheet and free cash flow to take advantage of opportunities as they present themselves.”

“Our focus on what we can control continues to drive our results,” said Bill Gerber, executive vice president and chief financial officer. “Adhering to this approach, we grew interest rate sensitive balances to a record $79 billion, reduced operating expenses excluding advertising(2) by $18 million, or 5 percent over the last quarter, and returned 92 percent of earnings to shareholders through a combination of dividends and share repurchases. We bought back over 1 percent of our outstanding shares during the quarter. Our growth continues despite the challenging economic environment, and we are well-positioned for an improved economic environment.”

Stock Repurchases

During the first quarter of fiscal 2012, TD Ameritrade repurchased 6.7 million shares of its common stock at an average price of $15.91 per share, for approximately $107 million. Over the last 12 months, the Company has used $451 million to repurchase 26.8 million shares at an average price of $16.82 per share.

As of Dec. 31, 2011, the Company had 30 million shares remaining on its existing stock repurchase authorization.

Quarterly Dividend

The Company has declared a $0.06 per share quarterly cash dividend, payable on Feb. 15, 2012 to all holders of record of common stock as of Feb. 1, 2012.

Industry Recognition

TD Ameritrade’s Web-based trading platform, Trade Architect, received an Honorable Mention from the 2011 Adobe MAX Awards in October 2011. Said the Adobe MAX Awards: “Trade Architect from TD Ameritrade provides customers a robust trading platform, complete with rich visualizations, real-time investment data and analytics, and research tools—bridging the gap between novice and advanced investors. Trade Architect was built using the Adobe Digital Enterprise Platform, the Adobe Flash Platform, and Adobe Creative Suite software.”

Company Hosts Conference Call

TD Ameritrade will host its December Quarter conference call this morning, Jan. 17, 2012, at 8:30 a.m. EST (7:30 a.m. CST). Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 64265381. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available to participants prior to the call.

The Company asks that interested parties visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. You can also follow the Company on Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

AMTD-E

About TD Ameritrade Holding Corporation

Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NASDAQ: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how—bringing Wall Street to Main Street for more than 36 years. An official sponsor of the 2012 U.S. Olympic Team, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit the TD Ameritrade newsroom or www.amtd.com for more information.

Safe Harbor

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 18, 2011. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

(1)	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)	See attached reconciliation of non-GAAP financial measures.

(3)	Interest rate sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of December 31, 2011.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org).

TD AMERITRADE HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

In thousands, except per share amounts

(Unaudited)

	Quarter Ended
	Dec. 31, 2011	Sept. 30, 2011	Dec. 31, 2010
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$273,383	$315,457	$292,696

Asset-based revenues:
Interest revenue	110,754	124,702	116,820
Brokerage interest expense	(1,406)	(1,245)	(1,292)

Net interest revenue	109,348	123,457	115,528

Insured deposit account fees	205,042	199,768	178,471
Investment product fees	43,487	41,320	40,697

Total asset-based revenues	357,877	364,545	334,696

Other revenues	22,132	23,456	28,798

Net revenues	653,392	703,458	656,190

Operating expenses:
Employee compensation and benefits	172,766	174,234	162,406
Clearing and execution costs	20,041	28,495	23,799
Communications	28,134	24,765	26,914
Occupancy and equipment costs	37,853	37,749	35,191
Depreciation and amortization	16,986	17,130	16,136
Amortization of acquired intangible assets	23,295	24,379	24,591
Professional services	45,010	46,506	40,316
Advertising	56,628	49,114	74,583
Other	24,168	32,786	18,167

Total operating expenses	424,881	435,158	422,103

Operating income	228,511	268,300	234,087

Other expense (income):
Interest on borrowings	7,045	6,790	10,825
Gain on sale of investments	—	(2,081)	—

Total other expense (income)	7,045	4,709	10,825

Pre-tax income	221,466	263,591	223,262

Provision for income taxes	69,506	99,940	78,223

Net income	$151,960	$163,651	$145,039

Earnings per share—basic	$0.28	$0.29	$0.25
Earnings per share—diluted	$0.27	$0.29	$0.25

Weighted average shares outstanding—basic	549,746	562,243	575,485
Weighted average shares outstanding—diluted	555,292	568,421	581,243

Dividends declared per share	$0.06	$0.05	$0.05

TD AMERITRADE HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

In thousands

(Unaudited)

	Dec. 31, 2011	Sept. 30, 2011
Assets:
Cash and cash equivalents	$918,262	$1,031,963
Segregated cash and investments	6,070,405	2,519,249
Broker/dealer receivables	828,752	834,469
Client receivables, net	7,666,864	8,059,410
Goodwill and intangible assets	3,468,035	3,491,330
Other	1,128,134	1,189,341

Total assets	$20,080,452	$17,125,762

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$1,599,388	$1,709,572
Client payables	12,082,431	8,979,327
Long-term debt	1,334,446	1,336,789
Other	925,857	984,257

Total liabilities	15,942,122	13,009,945

Stockholders’ equity	4,138,330	4,115,817

Total liabilities and stockholders’ equity	$20,080,452	$17,125,762

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended
	Dec. 31, 2011	Sept. 30, 2011	Dec. 31, 2010
Key Metrics:
Net new assets (in billions)	$10.2	$12.4	$9.7
Net new asset growth rate (annualized)	11%	12%	11%
Average client trades per day	367,479	415,739	371,916
Profitability Metrics:
Operating margin	35.0%	38.1%	35.7%
Pre-tax margin	33.9%	37.5%	34.0%
Return on client assets (annualized)	0.22%	0.26%	0.24%
Return on average stockholders’ equity (annualized)	14.8%	15.7%	15.0%
EBITDA(1) as a percentage of net revenues	41.1%	44.3%	41.9%
Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$7.0	$6.8	$10.8
Average debt outstanding (in billions)	$1.3	$1.3	$1.3
Leverage ratio (average debt/annualized EBITDA(1))	1.2	1.0	1.2
Interest coverage ratio (EBITDA(1)/interest on borrowings)	38.2	45.9	25.4
Liquid assets—management target(1) (in billions)	$0.9	$0.9	$0.8
Liquid assets—regulatory threshold(1) (in billions)	$1.4	$1.4	$1.3
Cash and cash equivalents (in billions)	$0.9	$1.0	$0.9
Transaction-Based Revenue Metrics:
Total trades (in millions)	23.0	26.6	23.6
Average commissions and transaction fees per trade(2)	$11.90	$11.85	$12.39
Average client trades per funded account (annualized)	16.3	18.7	17.2
Activity rate—funded accounts	6.5%	7.4%	6.8%
Trading days	62.5	64.0	63.5
Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$13.6	$13.3	$13.0
Average insured deposit account balances (in billions)	58.8	54.0	44.7

Average spread-based balance (in billions)	$72.4	$67.3	$57.7

Net interest revenue (excluding conduit business) (in millions)	$109.3	$123.4	$115.4
Insured deposit account fee revenue (in millions)	205.0	199.8	178.5

Spread-based revenue (in millions)	$314.3	$323.2	$293.9

Avg. annualized yield—interest-earning assets (excluding conduit business)	3.13%	3.62%	3.48%
Avg. annualized yield—insured deposit account fees	1.37%	1.45%	1.56%
Net interest margin (NIM)	1.70%	1.88%	1.99%
Interest days	92	92	92
Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.7	$8.5	$8.8
Average annualized yield	0.08%	0.06%	0.16%

Fee revenue (in millions)	$1.1	$1.2	$3.6

Other fee-based investment balances:
Average balance (in billions)	$72.2	$71.7	$63.9
Average annualized yield	0.23%	0.22%	0.23%

Fee revenue (in millions)	$42.4	$40.1	$37.1

Average fee-based investment balances (in billions)	$77.9	$80.1	$72.7
Average annualized yield	0.22%	0.20%	0.22%

Investment product fee revenue (in millions)	$43.5	$41.3	$40.7

Client Account and Client Asset Metrics:
New accounts opened	140,000	150,000	164,000

Funded accounts (beginning of period)	5,617,000	5,592,000	5,455,000
Funded accounts (end of period)	5,645,000	5,617,000	5,491,000
Percentage change during period	0%	0%	1%

Client assets (beginning of period, in billions)	$378.7	$413.7	$354.8
Client assets (end of period, in billions)	$406.3	$378.7	$386.4
Percentage change during period	7%	(8%)	9%

(1)	See attached reconciliation of non-GAAP financial measures.
(2)	Average commissions and transaction fees per trade excludes TD Waterhouse UK business.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended
	Dec. 31, 2011	Sept. 30, 2011	Dec. 31, 2010
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$4.1	$2.9	$3.3
Average annualized yield	0.04%	0.01%	0.13%

Interest revenue (in millions)	$0.4	$0.1	$1.1

Client margin balances:
Average balance (in billions)	$7.7	$8.5	$8.1
Average annualized yield	4.31%	4.35%	4.47%

Interest revenue (in millions)	$85.1	$94.3	$92.8

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.4	$0.4	$0.5
Average securities lending balance (in billions)	$1.5	$1.6	$1.6

Interest revenue (in millions)	$24.8	$29.8	$22.3
Interest expense (in millions)	(0.9)	(0.7)	(0.7)

Net interest revenue—securities borrowing/lending (excluding conduit business) (in millions)	$23.9	$29.1	$21.6

Other cash and interest-earning investments:
Average balance (in billions)	$1.4	$1.5	$1.1
Average annualized yield	0.12%	0.10%	0.15%

Interest revenue—net (in millions)	$0.4	$0.3	$0.4

Client credit balances:
Average balance (in billions)	$8.8	$8.3	$8.0
Average annualized cost	0.02%	0.02%	0.03%

Interest expense (in millions)	$(0.5)	$(0.4)	$(0.5)

Average interest-earning assets (excluding conduit business) (in billions)	$13.6	$13.3	$13.0
Average annualized yield (excluding conduit business)	3.13%	3.62%	3.48%

Net interest revenue (excluding conduit business) (in millions)	$109.3	$123.4	$115.4

Conduit Business:
Average balance (in billions)	$0.2	$0.2	$0.3

Securities borrowing—conduit business:
Average annualized yield	0.17%	0.27%	0.28%

Interest revenue (in millions)	$0.1	$0.2	$0.2

Securities lending—conduit business:
Average annualized cost	0.08%	0.20%	0.13%

Interest expense (in millions)	$(0.1)	$(0.1)	$(0.1)

Average interest-earning assets—conduit business (in billions)	$0.2	$0.2	$0.3
Average annualized yield—conduit business	0.09%	0.07%	0.15%

Net interest revenue—conduit business (in millions)	$0.0	$0.1	$0.1

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$13.6	$13.3	$13.0
Average interest-earning assets—conduit business (in billions)	0.2	0.2	0.3

Average interest-earning assets—total (in billions)	$13.8	$13.5	$13.3

Average annualized yield—total	3.09%	3.57%	3.39%

Net interest revenue (excluding conduit business) (in millions)	$109.3	$123.4	$115.4
Net interest revenue—conduit business (in millions)	—	0.1	0.1

Net interest revenue—total (in millions)	$109.3	$123.5	$115.5

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

In thousands, except percentages

(Unaudited)

	Quarter Ended
	Dec. 31, 2011		Sept. 30, 2011		Dec. 31, 2010
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$268,792	41.1%	$311,890	44.3%	$274,814	41.9%
Less:
Depreciation and amortization	(16,986)	(2.6%)	(17,130)	(2.4%)	(16,136)	(2.5%)
Amortization of acquired intangible assets	(23,295)	(3.6%)	(24,379)	(3.5%)	(24,591)	(3.7%)
Interest on borrowings	(7,045)	(1.1%)	(6,790)	(1.0%)	(10,825)	(1.6%)
Provision for income taxes	(69,506)	(10.6%)	(99,940)	(14.2%)	(78,223)	(11.9%)

Net income	$151,960	23.3%	$163,651	23.3%	$145,039	22.1%

	Quarter Ended
	Dec. 31, 2011	Sept. 30, 2011
Operating Expenses Excluding Advertising (2)
Operating expenses excluding advertising	$368,253	$386,044
Plus: Advertising	56,628	49,114

Total operating expenses	$424,881	$435,158

	As of
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Liquid Assets—Management Target (3)
Liquid assets—management target	$917,997	$851,888	$801,535	$750,552	$759,970
Plus: Broker-dealercash and cash equivalents	443,679	656,206	982,768	626,725	459,728
Trust company cash and cash equivalents	61,857	108,587	38,887	70,701	60,632
Investment advisory cash and cash equivalents	11,283	7,184	41,184	36,964	32,178

Less: Excessbroker-dealer regulatory net capital	(516,554)	(591,902)	(540,728)	(403,804)	(419,125)

Cash and cash equivalents	$918,262	$1,031,963	$1,323,646	$1,081,138	$893,383

	As of
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Liquid Assets—Regulatory Threshold (3)
Liquid assets—regulatory threshold	$1,422,182	$1,407,513	$1,350,737	$1,336,533	$1,293,100
Plus: Broker-dealer cash and cash equivalents	443,679	656,206	982,768	626,725	459,728
Trust company cash and cash equivalents	61,857	108,587	38,887	70,701	60,632
Investment advisory cash and cash equivalents	11,283	7,184	41,184	36,964	32,178

Less: Excess trust company Tier 1 capital	(9,025)	(8,555)	(8,410)	(9,379)	(12,039)
Excess broker-dealer regulatory net capital	(1,011,714)	(1,138,972)	(1,081,520)	(980,406)	(940,216)

Cash and cash equivalents	$918,262	$1,031,963	$1,323,646	$1,081,138	$893,383

Note:	The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company's senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Operating expenses excluding advertising is considered a non-GAAP financial measure as defined by SEC Regulation G. Operating expenses excluding advertising consists of total operating expenses, adjusted to remove advertising expense. We consider operating expenses excluding advertising an important measure of the financial performance of our ongoing business. Advertising spending is excluded because it is largely at the discretion of the Company, varies significantly from period to period based on market conditions and generally relates to the acquisition of future revenues through new accounts rather than current revenues from existing accounts. Operating expenses excluding advertising should be considered in addition to, rather than as a substitute for, total operating expenses.

(3)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define liquid assets—management target as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). We consider liquid assets—management target to be a measure that reflects our liquidity that would be readily available for corporate investing or financing activities under normal operating circumstances.

We define liquid assets—regulatory threshold as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We consider liquid assets—regulatory threshold to be a measure that reflects our liquidity that would be available for corporate investing or financing activities under unusual operating circumstances.